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                                                                    EXHIBIT 10.6

                            CASCO INTERNATIONAL, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN


SECTION 1 - PURPOSE:

1.1 The purpose of this Employee Stock Option Plan ("Plan") is to further the success of CASCO International, Inc., a Delaware corporation ("Company") by making available Common Stock of the Company for purchase by certain officers and employees of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as Stockholders in the success of the Company. Subject to compliance with the provisions of the Plan and the Internal Revenue Code of 1986, as amended, Incentive Stock Options as authorized by Section 422 of the Code and stock options which do not qualify under Section 422 of the Code are authorized and may be granted under the Plan.

SECTION 2 - DEFINITIONS:

2.1 As used in this Plan, the following terms shall have the meanings indicated as follows:

         2.1.1    "Board" means the Board of Directors of the Company.

         2.1.2    "Code" means the Internal Revenue Code of 1986, as amended.

         2.1.3 "Committee" means the Committee administering the Plan described in Section 3 hereof.

         2.1.4 "Common Stock" means the Company's Common Stock, par value $.01 per share.

         2.1.5 "Date of Grant" means the date on which an option is granted under a written option agreement executed by the Company and a Participant pursuant to the Plan.

         2.1.6 "Effective Date" means the effective date of this Plan specified in Paragraph 13 hereof.

         2.1.7 "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

         2.1.8    "Incentive Stock Option" means an option qualifying under
                  Section 422 of the Code.

         2.1.9 "Non-Employee Director" means a person who meets the definition of a "non-Employee Director" as defined in Rule 16b-3 promulgated under the Exchange Act or any successor provision.

         2.1.10 "Parent" means a parent corporation of the Company as defined in Section 424(e) of the Code.

         2.1.11 "Participants" means the employees and officers of the Company, its Subsidiaries and



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                  its Parents, and those directors of the Company who are also employees of the Company, its subsidiaries or its Parents.

         2.1.12 "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

SECTION 3 - ADMINISTRATION OF THE PLAN:

3.1 The Board of Directors of the Company shall appoint a committee ("Committee") comprised of two (2) or more directors to administer the Plan. Only directors who are Non-Employee Directors shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board which shall review and ratify or approve those actions that are, by law, required to be so reviewed and ratified or approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective option agreements and any agreement ancillary thereto including, but without limitation, terms covering the payment of the option price; and to make all other determinations and to take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

SECTION 4 - OPTIONS AUTHORIZED:

4.1 The options granted under this Plan may be Incentive Stock Options or stock options that do not qualify as Incentive Stock Options (sometimes referred to as "non-qualified options" or "non-qualified stock options"). The Committee shall have the full power and authority to determine which options shall be non-qualified stock options and which shall be Incentive Stock Options; to grant only Incentive Stock Options or, alternatively, only non-qualified stock options; and to, in its sole discretion, grant to the holder of an outstanding option in exchange for the surrender and cancellation of such option, a new option having purchase price lower than that provided in the option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. No options may be granted under the Plan prior to the Effective Date. In addition to any other limitations set forth herein, the aggregate fair market value, determined in accordance with Paragraph 7(A) of the Plan as of the time the option is granted, of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed $100,000.

SECTION 5 - COMMON STOCK SUBJECT TO OPTIONS:

5.1 The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options shall not exceed one hundred fifty thousand (150,000), subject to adjustment under the provisions of Paragraph 8. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, or shares issued



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         and reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option shall again be available for options to be granted under the Plan, except that shares for which relinquished options (or portions thereof) are exercisable shall not again be available for options under the Plan.

SECTION 6 - PARTICIPANTS:

6.1 Except as hereinafter provided, options may be granted under the Plan to any Participant. In determining the Participants to whom options shall be granted and the number of shares to be covered by such option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. A participant who has been granted an option under the Plan may be granted an additional option(s) under the Plan, in the Committee's discretion.

SECTION 7 - TERMS AND CONDITIONS OF OPTIONS:

7.1 The grant of an option under the Plan shall be evidenced by a written agreement executed by the Company and the applicable participant and shall contain such terms and be in such form as the Committee may, from time to time, approve, subject to the following limitations and conditions:

         7.1.1 OPTION PRICE: The option price per share with respect to each option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the option. In addition, the option price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the fair market value of the shares of Common Stock subject to the option as determined by the Committee. The Committee shall, in good faith, determine the fair market value of the shares of Common Stock (without regard to any restrictions other than a restriction which, by its terms, will never lapse) based upon a reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. The Committee may permit the option purchase price to be payable by any of the following means or any combination thereof: (i) cash; (ii) certified or cashier's check payable to the Company; (iii) the delivery of whole shares of Common Stock owned by the Option holder; or (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Option (for purposes of such a transaction the value of the shares of Common Stock shall be deemed to be equal to the fair market value, as determined by the Committee in good faith, of the shares on the date of the exercise of the Option) in which case the Option with respect to the shares withheld shall be deemed to be surrendered and cancelled.

         7.1.2 PERIOD OF OPTION: The expiration date of each option shall be fixed by the Committee but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than five (5) years after the Date of Grant.

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         7.1.3      VESTING OF STOCKHOLDER RIGHTS: Neither the optionee nor
                    his/her successor in interest shall have any of the rights of a Stockholder of the Company until the shares relating to the option hereunder are issued by the Company and are properly delivered to such optionee or successor.

         7.1.4 EXERCISE OF OPTION: Each option shall be exercisable from time to time, but not less than six (6) months after the Date of Grant, over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than twenty-five (25) shares unless the remaining shares which have become so purchasable are less than twenty-five (25) shares. After the death of the optionee, an option may be exercised as provided in Paragraph 15 hereof.

         7.1.5 NON-TRANSFERABILITY OF OPTION: No option shall be transferable or assignable by an optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable, during the optionee's lifetime, only by him/her or, during periods of legal disability, by his/her legal representative. No option shall be subject to execution, attachment, or similar process.

         7.1.6 DISQUALIFYING DISPOSITION: The option agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share(s) of Common Stock issued to him/her pursuant to exercise of the option within the two (2) year period commencing on the day after the date of issuance of the share(s) to him/her pursuant to the exercise of such option, he/she shall, within ten (10) days after such disposition date, notify the company of the sales price or other value ascribed to or used to measure the disposition of the share(s) thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

         7.1.7 LIMITATION ON GRANTS TO CERTAIN STOCKHOLDERS: An Incentive Stock Option may be granted to a participant only if such Participant, at the time the option is granted, does not own, after application of the attribution rules of Code
                    Section 424, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the company or of its parent or Subsidiary. The preceding restriction shall not apply if at the time the option is granted, the option price is at least one hundred ten percent (110%) of the fair market value, as defined in Paragraph 7(A) above, of the common Stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years after the Date of Grant.

         7.1.8 CONSISTENCY WITH CODE: Notwithstanding any other provision in this Plan to the contrary, the provisions of all agreements granting incentive stock options pursuant to the Plan shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.


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SECTION 8 - ADJUSTMENTS:

8.1 The Committee, in its discretion, may make such adjustments in the option price and the number of shares covered by outstanding options that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, or any other change in the capital structure of the Company. The Committee, in its discretion, may also make such adjustments in the aggregate number of shares that may be the subject of options which are appropriate to reflect any transaction or event described in the preceding sentence.

SECTION 9 - RESTRICTION OF ISSUING SHARES:

9.1 The exercise of each option shall be subject to the condition that if at any time the company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

SECTION 10 - USE OF PROCEEDS:

10.1 The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

SECTION 11 - AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN:

11.1 The Board may, at any time, suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company provided, however, that without approval by the Stockholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which Stockholder approval is required of the Company in order to comply with:

         11.1.1 The Code or regulatory provisions dealing with Incentive Stock Options;

         11.1.2 Any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded; or

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         11.1.3     Any other applicable rule of law.

11.2 Unless sooner terminated hereunder, the Plan shall terminate ten (10) years after the Effective Date. No option may be granted during any suspension or after the termination of the Plan. Except as provided in Paragraph 12, no amendment, suspension, or termination of the Plan shall, without an optionee's consent, impair or negate any of the rights or obligations under any option theretofore granted to such optionee under the Plan.

SECTION 12 - TAX WITHHOLDING:

12.1 The Committee may, in its sole discretion:

         12.1.1 Require an optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal, state, or local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an option hereunder; or,

         12.1.2 Satisfy such withholding requirements through another lawful method.

SECTION 13 - EFFECTIVE DATE OF PLAN:

13.1 This Plan shall become effective (the "Effective Date") upon adoption by the Board, and in the case of Incentive Stock Options, subject to approval within twelve (12) months after such adoption by holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a duly held Stockholders meeting. Options, including Incentive Stock Options, may be granted under the Plan prior to the receipt of such approval.

SECTION 14 - TERMINATION OF EMPLOYMENT:

14.1 In the event of the retirement, with the written consent of the Company, or other termination of the employment of an employee to whom an option has been granted under the Plan other than:

         14.1.1 A termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company; or,

         14.1.2   A termination by reason of death.

14.2 The employee may, unless otherwise provided in his/her option agreement, exercise his/her option at any time within three (3) months after such retirement or other termination of employment (or within one
         (1) year after termination of employment due to disability within the meaning of Code Section 422(c)(6), or within such other time as the Committee shall authorize, but in no event after five (5) years after the date of granting thereof, or such lesser period as may be specified in the stock option agreement), but only to the extent of the number of shares of which his/her options were exercisable by him/her at the date of the termination of his/her employment.

14.3 In the event of the termination of the employment of an employee to whom an option has



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         been granted under the Plan that is either for cause, or voluntary on the part of the employee and without the written consent of the company, any option held by him/her under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company, a Subsidiary, or Parent. The option agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan, or in any option granted pursuant to the Plan, shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or Parents, or interfere in any way with the right of the Company or any of its Subsidiaries or Parents to terminate his employment at any time.

SECTION 15 - DEATH OF HOLDER OF OPTION:

15.1 In the event an employee to whom an option has been granted under the Plan dies during or within three (3) months after the termination of his/her employment by the Company or a subsidiary or Parent, such option, unless it shall have been previously terminated pursuant to the provision of the Plan, or unless otherwise provided in his/her option agreement, may be exercised to the extent of the entire number of shares covered by the option whether or not purchasable by the employee at the date of his/her death, by the executor or administrator of the optionee's estate or by the person(s) to whom the optionee shall have transferred such option by will or by the laws of descent and distribution, at any time within a period of one (1) year after this death, but not after the exercise termination date set forth in the relevant stock option agreement.

SECTION 16 - LOANS TO ASSIST IN EXERCISE OF OPTIONS:

16.1 If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the Plan to carry Common Stock thereby acquired. No such loans to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purpose of the Code.

SECTION 17 - RULE 16b-3 PLAN:

17.1 This Plan is intended and has been drafted to comply in all respects with Rule 16b-3, as amended, under the Exchange Act. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

SECTION 18 - INDEMNIFICATION:

18.1 The members of the Committee shall be indemnified by the Corporation against the reasonable expenses incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in



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         satisfaction of a judgment in any such action, suit or proceeding. A member of the Committee shall not be entitled to indemnification with respect to any matter or claim arising out of gross negligence or willful misconduct by such member in the performance of his duties. As a condition of any indemnification, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend any suit or claim against him/her.



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